Supplement dated August 7, 2015, to the
Prospectus for your Variable Annuity
Issued by

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by Connecticut General Life Insurance Company.

Effective September 1, 2015 (the Closure Date), the following variable sub-accounts available in your Variable Annuity will be closed to all contract owners except those contract owners who have contract value invested in the variable sub-accounts as of the Closure Date:

Invesco V.I. Mid Cap Core Equity Fund – Series I
Invesco V.I. Mid Cap Core Equity Fund – Series II

Contract owners who have contract value invested in these variable sub-account as of the Closure Date may continue to submit additional investments into the variable sub-accounts thereafter, although they will not be permitted to invest in the variable sub-accounts if they withdraw or otherwise transfer their entire contract value from the variable sub-accounts following the Closure Date.  Contract owners who do not have contract value invested in the variable sub-accounts as of the Closure Date will not be permitted to invest in these variable sub-accounts thereafter.

Dollar cost averaging and/or auto-rebalancing programs, if elected by a Contract owner prior to the Closure Date, will not be affected by the closure unless a contract owner withdraws or otherwise transfers his entire Account Value from the sub-account.

If you have any questions, please contact your financial representative or our Variable Annuities Service Center at (800) 457-7617.  Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

        Please keep this supplement for future reference together with your prospectus.  No other action is required of you.